Exhibit (h)(4)

SUPPLEMENT TO THE

SECOND AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION

AGREEMENT

PIMCO Funds

840 Newport Center Drive

Newport Beach, California 92660

March 22, 2013

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

RE:	Changes in the Names of Certain Series of PIMCO Funds

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.

This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS® TR Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged), PIMCO Small Cap StocksPLUS® TR Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, PIMCO StocksPLUS® Total Return Fund, PIMCO StocksPLUS® TR Short Strategy Fund and PIMCO Worldwide Fundamental Advantage TR Strategy Fund (collectively, the “Funds”) are separate investment portfolios of the Trust.

2.

The Trust and the Administrator have entered into a Second Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated April 1, 2012, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.

The Trust and the Administrator hereby agree to amend Schedule A to the Contract to reflect name changes for the Funds. Accordingly, the current Schedules A and B are replaced with the new Schedules A and B attached hereto.

4.

The Declaration of Trust establishing the Trust, as amended and restated effective December 15, 2010, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of

Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Henrik P. Larsen
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Peter Strelow
Title:	Managing Director

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Convertible Fund	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Floating Income Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.15	0.25
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.10	0.20
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.15	0.25

	Core	Other
Fund	Expenses[1]	Expenses	Total

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.15	0.25
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration II Fund	0.10	0.15	0.25
PIMCO Low Duration III Fund	0.10	0.15	0.25
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Mortgage Opportunities Fund	0.10	0.15	0.25
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Real Income 2019 Fund®	0.10	0.10	0.20
PIMCO Real Income 2029 Fund®	0.10	0.10	0.20
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO RealRetirement® Income and Distribution Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2015 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2020 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2025 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2030 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2035 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2040 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2045 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2050 Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.15	0.25
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.10	0.20
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund III	0.10	0.15	0.25
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO Unconstrained Bond Fund	0.10	0.20	0.30
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.15	0.25
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Classes A and C (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.45	0.55
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration II Fund	0.10	0.30	0.40
PIMCO Low Duration III Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Income 2019 Fund®	0.10	0.25	0.35
PIMCO Real Income 2029 Fund®	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Supervisory and Administrative Fee for B shares is 0.45%.
[3]	Supervisory and Administrative Fee for B shares is 0.65%.

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Class B (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.35	0.45
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Class D (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.10	0.20
PIMCO All Asset All Authority Fund	0.10	0.10	0.20
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.45	0.55
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.15	0.25
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.15	0.25
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Income 2019 Fund®	0.10	0.25	0.35
PIMCO Real Income 2029 Fund®	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.15	0.25
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Class R (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Class P (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Convertible Fund	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.40	0.50
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.40	0.50
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Floating Income Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond (Unhedged) Fund	0.10	0.30	0.40
PIMCO Global Bond (U.S. Dollar-Hedged) Fund	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.20	0.30

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration Fund II	0.10	0.25	0.35
PIMCO Low Duration Fund III	0.10	0.25	0.35
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Money Market Fund	0.10	0.20	0.30
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.25	0.35
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Real Income 2019 Fund®	0.10	0.20	0.30
PIMCO Real Income 2029 Fund®	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2015 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2020 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2025 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2030 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2035 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2040 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2045 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2050 Fund	0.10	0.05	0.15
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO Tax Managed Real Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund III	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.06	0.16
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.25	0.35
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Class M (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of March 22, 2013

Private Portfolios (%) – Supervisory and Administrative Fee Rates

PORTFOLIO	Total
PIMCO Asset-Backed Securities Portfolio	0.03
PIMCO Asset-Backed Securities Portfolio II	0.03
PIMCO Developing Local Markets Portfolio	0.10
PIMCO Emerging Markets Portfolio	0.10
PIMCO FX Strategy Portfolio	0.03
PIMCO High Yield Portfolio	0.03
PIMCO International Portfolio	0.10
PIMCO Investment Grade Corporate Portfolio	0.03
PIMCO Long Duration Corporate Bond Portfolio	0.03
PIMCO Low Duration Portfolio	0.03
PIMCO Moderate Duration Portfolio	0.03
PIMCO Mortgage Portfolio	0.03
PIMCO Mortgage Portfolio II	0.03
PIMCO Municipal Sector Portfolio	0.03
PIMCO Real Return Portfolio	0.03
PIMCO Senior Floating Rate Portfolio	0.03
PIMCO Short-Term Floating NAV Portfolio	0.00
PIMCO Short-Term Floating NAV Portfolio II	0.03
PIMCO Short-Term Floating NAV Portfolio III	0.00
PIMCO Short-Term Portfolio	0.03
PIMCO U.S. Government Sector Portfolio	0.03
PIMCO U.S. Government Sector Portfolio II	0.03